2006 Pitney Bowes Investor Update

Can you see the

Pitney Bowes

Engineering the flow of communication™

Charles F. McBride

Vice President, Investor Relations

7:30 – 8:15 a.m.	30	Registration / Breakfast	
8:15 – 8:30 a.m.	15	Introduction & Logistics	Charles F. McBride
8:30 – 9:00 a.m.	30	Strategic Overview	Michael J. Critelli
9:00 – 9:30 a.m.	30	Business Overview	Murray D. Martin
9:30 – 9:45 a.m.	15	Break	
9:45 – 10:15 a.m.	30	Financial Overview	Bruce P. Nolop
10:15 – 11:00 a.m.	45	Questions & Answers	All

2006 Investor Update Agenda

Time

Minutes

Topic

Speaker

The statements contained in this presentation that are not purely historical are forward-looking statements about our expected future business and financial
performance   Words such as “expect,” “anticipate,” “intend,” “estimate,”
“project,” “plan,” and other similar words may identify forward looking statements.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.  For us, these risks and uncertainties include, but are not limited to:  timely development and acceptance of new products or gaining product approval;
successful entry into new markets;  changes in interest rates;  and changes in postal regulations, as more fully outlined in the company’s 2005 Form 10-K annual report filed with the Securities and Exchange Commission.  The forward-looking statements contained in this presentation are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-
looking statements.

Pitney Bowes

The Company’s financial results are reported in accordance with generally accepted accounting principles (GAAP).  Management finds it useful at times to provide adjustments to its GAAP numbers.  The Earnings Per Share and Free Cash
Flow results are adjusted to exclude the impact of special items such as restructuring charges, legal settlements and write downs of assets, which
materially impact the comparability of the Company’s results of operations.   The
following are the non-GAAP measures used in this presentation:  Adjusted
Earnings Per Share; Free Cash Flow; Earnings Before Interest and Taxes (EBIT)
and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).
Guidance for 2006 excludes the effects of future changes in accounting standards and is provided with and without the impact of expected special items.

This adjusted financial information should not be construed as an alternative to our reported results determined  in accordance with GAAP.  Further, our definition of this adjusted financial information may differ from similarly titled measures used by other companies.

Reconciliation of GAAP measures to non-GAAP measures may be found at the company’s web-site www.pb.com/investorrelations and in the schedule following the end of these presentations.

Pitney Bowes

Michael J. Critelli

Chairman and Chief Executive Officer

MAILSTREAM
MAILSTREAM
MAILSTREAM
PITNEY BOWES • PITNEY BOWES • PITNEY BOWES

Strategic Intent

Grow and maximize profitability of core business

Invest in low-risk adjacent spaces

Grow revenue twice as fast as growth in SG&A

Organic Revenue Growth                     4% to 6%

Earnings Per Share Growth            8% to 10%

Marketing Services

$145 to $155

Management Services
$1,085 to $1,095

Mail Services
$370 to $380

International Mailing

$1,010 to 1,020

Production Mail

$570 to $580

US Mailing

$2,340 to 2,360

Software
$200 to
$210

Create

Produce

Distribute

Manage

2006 Forecasted Revenue

U.S. Mailing

Revenue = 41%

EBIT = 68%

Postal reform

Channel management

Multi-vendor services

Financial services

Supplies

Growth Drivers

Expected Organic Revenue Growth
2% - 3%

International Mailing

Revenue = 18%

EBIT = 14%

Postal liberalization

New products

Financial services

Small business

Supplies

Growth Drivers

Expected Organic Revenue Growth
5% - 9%

Production Mail

Revenue = 10%

EBIT = 5%

High-speed equipment

Customized products

Direct mail solutions

Equipment for private postal
companies

Vertical market focus

Growth Drivers

Expected Organic Revenue Growth
3% - 8%

Software

Revenue = 3%

EBIT = 2%

Data integration

Address management

Document composition

Business geographics

Print management

Growth Drivers

Expected Organic Revenue Growth
8% - 15%

Management Services

Revenue = 19%

EBIT = 6%

Sales capabilities

Off-site print utilization

Vertical markets

Higher value products

Cross-selling

Growth Drivers

Expected Organic Revenue Growth
3% - 7%

Mail Services

Revenue = 7%

EBIT = 3%

Standard mail sorting

Greater presort discounts

Postage discount program

International mail services

Retail solutions

Growth Drivers

Expected Organic Revenue Growth
9% - 13%

Marketing Services

Revenue = 2%

EBIT = 2%

Life event products

Vehicle registration programs

Campaign management

Customer loyalty programs

Sales incentive solutions

Growth Drivers

Expected Organic Revenue Growth
8% - 14%

Organic Revenue Growth

2% to 3%

6% to 9%

28%

Mailstream Services

2% to 3%

3% to 5%

72%

Mailstream Solutions

Total Growth

4% to 6%

Improving EBIT Margin

% of
Total

Growth

Weighted
Amount

Earnings Model

Organic Revenue
Growth

Net Income
Growth

Earnings Per Share
Growth

4% to 6%

7% to 9%

8% to 10%

0%

2%

4%

6%

8%

10%

12%

Strategic

Consistent with brand image

Fast growing market segment

Adjacent space within mailstream

Potential to be market leader

Strong management team

Significant revenue opportunities

Return on investment over 10 percent

Recurring revenue

Not capital intensive

Double digit organic growth

Consistent profitability

Financial

Expansion Criteria

Marketing Services

8% to 14%

Management Services
3% to 7%

Mail Services
9% to 13%

International Mailing

5% to 9%

Production Mail

3% to 8%

US Mailing

2% to 3%

Software
8% to
15%

Create

Produce

Distribute

Manage

Forecasted Revenue Growth Rate

Strategic Themes

Expand and cultivate customer base

Influence regulatory environment

Drive margin expansion

Expand into mailstream adjacencies

Pitney Bowes

Engineering the flow of communication™

Murray D. Martin

President and Chief Operating Officer

U.S. Mailing

As a percent of total Pitney Bowes

Revenue

EBIT

2004

2006

Forecast

2010

Forecast

0

$2,500

45%

76%

41%

68%

36%

58%

U.S. Mailing Profile

Moderate revenue growth

Consistent margins

Strong cash flow

Good return on capital

U.S. Mailing Revenue – 2005

Equipment Sales

27%

Supplies

Rentals

Financing

8%

23%

28%

Support

Services

14%

U.S. Mailing Revenue Growth

Recurring revenue provides consistent
growth

Recurring revenue stream increases as mix
changes

Growth levers are different for digital postage
meters

Meter Migration

Longer transition period

Higher leased vs. owned base

Electronic to Digital

2003-2008

Phase 2

Mechanical to Electronic

1996-1999

Phase I

73%

6 Years

704,000

3 Years

Transition
Period

30%

665,000

% of Leased

Equipment

# Meters

Average lease period 4-5 years

U.S. Mailing Margins

Less incremental depreciation expense

More remote service capabilities

More channel diversification

Declining R&D expense as a percent of
revenue

More operating efficiency and productivity

U.S. Mailing Growth – 2007

Customer Value in the Mailstream

New Product and Service Offerings

Cross-Selling

Think buying a home
Think again
Enter A World
of Unlimited

U.S. Mailing Growth – 2007

Customer Value in the Mailstream

Approximately 1.3 million customers in
the U.S.

Aligning customer needs with
appropriate channel

U.S. Mailing – Growth in 2007

Channel Diversification

Customer Value in the Mailstream

Focus sales and service on complex
accounts

Use telesales for low volume mailers

Continue to use Internet

Fastest growing channel for small business
solutions

Continue to use direct mail

U.S. Mailing – Growth in 2007

Customer Segmentation

Customer Value in the Mailstream

Understand lifetime value of relationship

Revenue

Postage spend

Transaction volumes

Investment in CRM technology

90% customer retention rate after the
first year

Small business retention program for
new meter customers

Leverage unique solutions for
competitive displacements

U.S. Mailing – Growth in 2007

Customer Retention

Customer Value in the Mailstream

U.S. Mailing – Growth in 2007

New Products and Services

Adding Value in Existing Markets

Financing and postage payment
solutions

Provide customers with greater value

Create and grow small business
markets

New low volume meters

Mail creation products

Solutions selling

Target marketing

Cross-selling

Permit mail

Financing solutions

Package mail solutions

Carrier shopping

Inbound package management

Presort discounts for meter
customers

U.S. Mailing – Growth in 2007

Penetrate High Growth Markets

New Products and Services

print,inc.
Ink Jet Cartridges
Pitney Bowes
Postage
Tape
Sheets

Fast growing segment

Now includes office supplies

Single source provider for mailstream needs

Acquisition of Print, Inc.

Builds on supplies platform

Leverages service network

U.S. Mailing – Growth in 2007

Supplies

New Products and Services

U.S. Mailing – Growth in 2007

Service Network

New Products and Services

Provides critical market intelligence

Expanded service capabilities

Multi-vendor services

Print, Inc. acquisition

Single-source provider to customer

U.S. Mailing – Growth in 2007

Next Generation

New Products and Services

Integrate metering technology with
business processes

Expand technological architecture of
digital mailing systems

Example: Ohio Court System

Network multiple mailing devices

U.S. Mailing – Growth in 2007

Cross-Selling

80% of equipment customers on lease

70% are using postage payment products

Marketing within vertical markets

U.S. Mailing partners with:

Management Services

Production Mail

Software

Mail Services

Pitney Bowes

Engineering the flow of communication™

15 Minute Break

Pitney Bowes

Engineering the flow of communication™

Bruce P. Nolop

Executive Vice President and Chief Financial Officer

Financial Review

Revenue

= Percent Growth

7.2%

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

2002

2003

2004

2005

2006

Forecast

$4,244

$4,440

$4,832

$5,367

4.6%

8.8%

11.1%

6% to
8%

$5,700

to

$5,800

EBITDA*

= Percent Growth

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

2002

2003

2004

2005

2006

Forecast

$1,163

$1,395

$1,250

$1,133

4.2%

2.6%

7.5%

11.6%

8% to

10%

*Excluding Items

$1,500

to

$1,530

EBIT*

= Percent Growth

$0

$200

$400

$600

$800

$1,000

$1,200

$874

$1,063

$944

$869

3.6%

0.6%

8.0%

12.6%

9% to
11%

2002

2003

2004

2005

2006

Forecast

*Excluding Items

$1,160

to

$1,180

Interest Expense

2002

2003

2004

2005

2006

Forecast

$0

$50

$100

$150

$200

$250

= Average Interest Rate

4.7%

4.4%

4.3%

4.7%

5.0%

$178

$164

$158

$188

$212

to

$218

Taxes*

= Effective Tax Rate

*Excluding Items

$0

$50

$100

$150

$200

$250

$300

$350

2002

2003

2004

2005

2006

Forecast

$235

$294

$261

$225

32.5%

33.1%

33.2%

33.6%

34.5%

$325

to

$335

Net Income*

= Percent Growth

*Excluding Items

$0

$100

$200

$300

$400

$500

$600

$700

$471

$571

$519

$459

5.2%

2.4%

10.3%

10.1%

6% to
8%

2002

2003

2004

2005

2006

Forecast

$600

to

$620

Average Shares Outstanding

= Percent Reduction

2002

2003

2004

2005

2006

Forecast

0

50

100

150

200

250

241.5

2.5%

2.2%

0.9%

1.0%

≈ 2.6%

236.2

234.1

231.8

≈ 226.0

Earnings Per Share*

= Percent Growth

*Excluding Items

7.9%

4.7%

11.2%

11.1%

8% to
10%

2002

2003

2004

2005

2006

Forecast

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

$3.00

$1.99

$2.46

$2.22

$2.66

to

$2.72

$1.90

Free Cash Flow*

2002

2003

2004

2005

2006

Forecast

*Excluding Items

$0

$100

$200

$300

$400

$500

$600

$700

$490

$540

$555

$543

$550 to

$600

Debt/EBITDA*

*Excluding Items

0

1

2

3

4

2002

2003

2004

2005

2006

Forecast

3.4x

3.1x

3.1x

3.0x

≈ 3.0x

Unlevered Return On Capital*

*Excluding Items

15.4%

14.5%

13.6%

13.7%

2002

2003

2004

2005

2006

Forecast

≈ 14.5%

0%

5%

10%

15%

20%

Topical Updates

MAILSTREAM
MAILSTREAM
MAILSTREAM
PITNEY BOWES • PITNEY BOWES • PITNEY BOWES

Acquisition Portfolio

Cumulative Transactions                 56                               64                                64

Investment (billions)                                  $1.8                             $1.9                              $1.9

Revenue (billions)                                          $1.3                    $1.6                      $1.8

Earnings Per Share                                    18¢                                22¢                            26¢

EBITDA (millions)                                          $178                               $210                           $246

EBIT (millions)                                                       $139                  $160               $194

2005

2006

2007

U.S. Pension Fund

2005

2006

2007

Discount Rate                                                 5.75%                            5.60%                          6.10%

Pre-Tax Expense                                       $22                                 $26                              $23

Per Share Expense                                6¢                                  8¢                              7¢

PBO Unfunded                                              $169                               $152                             $142

Accounting Impact                               n/a                             ($420)                             $18

($ millions)

MAILSTREAM
MAILSTREAM
MAILSTREAM
PITNEY BOWES • PITNEY BOWES • PITNEY BOWES

Tax Position

$350 million payment in September 2006

$750 million to be paid in December 2006

Effective Tax Rate                         33.6%                        34.5%                      34.5%

Cash Tax Rate                                                  22.7%                            28.2%                       31.7%

Deferred Taxes (billions)              $1.9                            $0.5                          $0.6

2005

2006

2007

Debt Structure

Fixed Rate
Debt

63%

Total Debt = $4.5 billion

Floating
Rate Debt
37%

Average Interest Rate

2005

2006

2007

Total Debt                                                                      4.7%                                5.0%                       5.5%

Preferred Stock                                                3.0%                               4.7%                      5.4%

Restructuring Program

$0

$100

$200

$300

$400

Annual Benefits

Cumulative Charges

2003

2004

2005

2006

$120

$280

$365

$400

$150

$120

$70

$25

Productivity Program

Business Process Reengineering

Business Organizational Strategies

Shared Services and Outsourcing

Vendor and Expense Management

Human Resource Management

2007 Guidance

Earnings Per Share

*Excluding Items

$0.00

$1.00

$2.00

$3.00

$4.00

2006

2007

2006

2007

$2.47 to
$2.56

$2.90 to
$2.98

$2.66 to
$2.72*

$2.90 to
$2.98

Adjusted

EPS

GAAP

EPS

Growth Rates

Total Revenue                                                                         5 to 8%

Organic Revenue                                                              4 to 6%

EBITDA                                                                                                    7 to 9%

EBIT                                                                                                               8 to 10%

Net Income                                                                                      7 to 9%

Earnings Per Share                                                   8 to 10%

Income Statement Margins

R&D

D&A

EBITDA

EBIT

  20.5%

Gross Profit

53.5%

59.5%

33.0%

26.5%

SG&A

  30.0%

Sources

Uses

Free Cash Flow

Finance
Receivables

Other Cap Ex

Net Income

Free Cash Flow

Depreciation &
Amortization

Taxes

($ millions)

Reserve Account

Rental Assets

Working Capital

$1,100 to $1,150

$525 to $550

$575 to $625

Sources

Uses

Sources and Uses

Debt Increase

Free Cash Flow

Dividends

Stock Issuance

($ millions)

Repurchase

Acquisitions

$100 to $200

$800 to $900

$700

Restructuring

$200 to $400

$150 to $300

$280 to $300

Please raise your hand and we’ll give you
a microphone so that the individuals on the
Internet can hear your questions,
comments and thoughts.

Pitney Bowes Inc.
Reconciliation of Reported Consolidated Results to Adjusted Results
(Unaudited)

(Dollars in millions, except per share amounts)

	2006 Forecast Range		2005	2004	2003	2002
GAAP income from continuing operations after income taxes, as reported	$ 583	$ 557	$ 473	$ 405	$ 396	$ 459
Restructuring charge	17	23	36	101	75	-
Legal settlements, net	-	-	-	13	(7)	-
Tax charges	20	20	56	-	-	-
Contributions to charitable foundations	-	-	6	-	7	-
Income from continuing operations after taxes, as adjusted	$ 620	$ 600	$ 571	$ 519	$ 471	$ 459
Provision for income taxes, as adjusted	319	324	294	261	234	225
Interest expense	215	220	188	158	164	178
Minority interest	16	16	10	6	4	6
Earnings before interest and income taxes (EBIT)	$ 1,170	$ 1,160	$ 1,063	$ 944	$ 874	$ 869
	-	-				
Depreciation and amortization	350	340	332	306	289	264
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 1,520	$ 1,500	$ 1,395	$ 1,250	$ 1,163	$ 1,133
GAAP diluted earnings per share, as reported	$ 2.56	$ 2.47	$ 2.04	$ 1.73	$ 1.68	$ 1.90
Restructuring charge	0.07	0.10	0.16	0.43	0.32	-
Legal settlement	-	-	-	0.06	(0.03)	-
Tax charges	0.09	0.09	0.24	-	-	-
Contributions to charitable foundations	-	-	0.03	-	0.03	-
Diluted earnings per share from continuing operations, as adjusted	$ 2.72	$ 2.66	$ 2.46	$ 2.22	$ 1.99	$ 1.90

Pitney Bowes Inc.
Reconciliation of Reported Consolidated Results to Adjusted Results
(Unaudited)

(Dollars in millions, except per share amounts)

	Six months ended June 30, 2006	2005	2004	2003	2002
GAAP net cash provided by operating activities, as reported	$ 396	$ 540	$ 945	$ 851	$ 503
Capital Services	(1)	(80)	(166)	(199)	(235)
Capital expenditures	(162)	(292)	(317)	(286)	(225)
Reserve account	-	10	28	50	43
Restructuring payments	28	79	66	63	66
Contributions to charitable foundations	-	10	-	10	-
Pension plan investment	-	77	-	50	339
IRS bond payment	-	200	-	-	-
Free cash flow, as adjusted	$ 261	$ 543	$ 555	$ 540	$ 490

The statements contained in this presentation that are not purely historical are forward-looking statements about our expected future business and financial
performance   Words such as “expect,” “anticipate,” “intend,” “estimate,”
“project,” “plan,” and other similar words may identify forward looking statements.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.  For us, these risks and uncertainties include, but are not limited to:  timely development and acceptance of new products or gaining product approval;
successful entry into new markets;  changes in interest rates;  and changes in postal regulations, as more fully outlined in the company’s 2005 Form 10-K annual report filed with the Securities and Exchange Commission.  The forward-looking statements contained in this presentation are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-
looking statements.

Pitney Bowes

The Company’s financial results are reported in accordance with generally accepted accounting principles (GAAP).  Management finds it useful at times to provide adjustments to its GAAP numbers.  The Earnings Per Share and Free Cash
Flow results are adjusted to exclude the impact of special items such as restructuring charges, legal settlements and write downs of assets, which
materially impact the comparability of the Company’s results of operations.   The
following are the non-GAAP measures used in this presentation:  Adjusted
Earnings Per Share; Free Cash Flow; Earnings Before Interest and Taxes (EBIT)
and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).
Guidance for 2006 excludes the effects of future changes in accounting standards and is provided with and without the impact of expected special items.

This adjusted financial information should not be construed as an alternative to our reported results determined  in accordance with GAAP.  Further, our definition of this adjusted financial information may differ from similarly titled measures used by other companies.

Reconciliation of GAAP measures to non-GAAP measures may be found at the company’s web-site www.pb.com/investorrelations and in the schedule following the end of these presentations.

Pitney Bowes